                                                                  Exhibit 10(u)2


                                    AMENDMENT
                                     TO THE
                                 MINNESOTA POWER
                         EXECUTIVE ANNUAL INCENTIVE PLAN


     The Minnesota Power Executive Annual Incentive Plan (the "Plan") dated January 1, 1999, is amended as follows:

1.   Effective September 1, 2000, Section 1.1, is amended to read as follows:

     ESTABLISHMENT OF THE PLAN. ALLETE, Inc., a Minnesota corporation, formerly Minnesota Power & Light Company (hereinafter referred to as the "Company"), hereby establishes an annual incentive compensation plan (the "Plan"), as set forth in this document. The Plan allows for annual cash payments to Participants based on the Company's annual performance relative to both financial and non-financial goals.

2. Effective September 1, 2000, the title of the Plan is amended to be the ALLETE Executive Annual Incentive Plan.

3.   Effective January 23, 2002, Section 2.11 is amended to read as follows:

     "RETIREMENT" shall, with respect to a Participant, have the meaning ascribed to such term in the tax qualified retirement plan maintained by the Company or subsidiary for the benefit of such Participant. In the event Participant is eligible for benefits under more than one such tax qualified retirement plan, the earliest date provided under any of said plans shall be the meaning ascribed under this Plan.


                                             ALLETE, Inc., formerly
                                             Minnesota Power, Inc., formerly
                                             Minnesota Power & Light Company


                                    By:      /s/ Philip R. Halverson
                                             -----------------------------------
                                             Philip R. Halverson
                                             Corporate Secretary, Vice President
                                             and General Counsel